UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 3, 2015

Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.     Costs Associated with Exit or Disposal Activities.
On December 3, 2015, Commercial Vehicle Group, Inc. (the “Company”) disclosed that as part of its previously announced footprint and capacity utilization, the Company will transfer production from its Edgewood, Iowa facility to its Agua Prieta, Mexico facility. In connection with the transfer of production from and subsequent closure of the Edgewood facility, the Company estimates that it will record in the current and future fiscal quarters total charges of approximately $0.7 million, consisting of employee related costs of approximately $0.2 million, non-cash expense related to the write-down of certain assets of approximately $0.1 million, capital expenditures of approximately $0.1 million and facility exit and other contractual costs of approximately $0.3 million. The Company estimates that approximately $0.6 million of the total charges will be incurred as future cash expenditures. The closure of the Edgewood facility is expected to be substantially completed by June 30, 2016.
The amounts and timing may vary materially based upon various factors. See “Cautionary Note Regarding Forward-Looking Information” below.
Cautionary Note Regarding Forward-Looking Information
This Current Report on Form 8-K contains forward-looking statements that are subject to risks and uncertainties. These statements are indicated by words such as “expect,” “estimate” or similar expressions. In particular, this Current Report on Form 8-K contains forward-looking statements about management estimates of the charges and cash expenditures expected to be incurred in connection with the closure of the Edgewood facility and the nature of charges to be incurred. These statements are based upon information available to management as of the date hereof. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including, but not limited to, higher than expected closure expenses, a delay in implementation of the closure and other risks and uncertainties described in “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

December 3, 2015	By:	/s/ C. Timothy Trenary
	Name:	C. Timothy Trenary
	Title:	Chief Financial Officer